SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|
Check the appropriate box:
|_| Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
|_| Definitive Proxy Statement
|X| Definitive Additional Materials
|_| Soliciting Material Pursuant to Rule 240.14a-11(c) or Rule 204.14a-12

                                  PROCEPT, INC.
          -------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


          -------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|X|  No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1) Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------
         2) Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (Set forth the amount on which the filing fee is calculated and state how it was determined.)

         -----------------------------------------------------------------------
         4) Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------
         5) Total fee paid:,

         -----------------------------------------------------------------------

|_|  Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)  Amount Previously Paid:

         -----------------------------------------------------------------------
         2)  Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------
         3)  Filing Party:

         -----------------------------------------------------------------------
         4)  Date Filed:

         -----------------------------------------------------------------------

                                  PROCEPT, INC.
                               840 Memorial Drive
                               Cambridge, MA 02139


                                                          Wednesday, May 6, 1998



To Certain Procept, Inc. Stockholders:

         Procept, Inc. has been advised by our transfer agent that the mailing to you of the enclosed notice and proxy statement relating to Procept, Inc.'s Annual Meeting of Stockholders scheduled for May 14, 1998 was delayed as a result of omissions in incorporating your mailing address into our transfer agent's data base.

         As a result, in order to afford you additional notice and opportunity to submit your proxy for the Annual Meeting, Procept, Inc. proposes to hold the Annual Meeting as scheduled on May 14, 1998, but to adjourn the taking of formal action until Monday, May 18, 1998 at the offices of Procept, Inc. at the address above.



                                                LYNNETTE C. FALLON
                                                SECRETARY

                              (FRONT OF PROXY CARD)

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

            PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS MAY 14, 1998

                                  PROCEPT, INC.

         The undersigned stockholder of Procept, Inc. (the "Company") hereby appoints John F. Dee and Lynnette C. Fallon, and each of them acting singly, the attorneys and proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all of the shares of capital stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held May 14, 1998, and at all adjournments thereof, hereby revoking any proxy heretofore given with respect to such shares.

         This proxy when properly executed will be voted in the manner directed by the undersigned stockholder(s). If no specification is made, this proxy will be voted for all proposals. In their discretion, the proxies are also authorized to vote upon such matters as may properly come before the meeting.

                        PLEASE SIGN AND MAIL PROXY TODAY



                            Mark Here For Address Change and Note on Reverse [ ]


                  (Continued and to be signed on reverse side.)


                                                              [SEE REVERSE SIDE]

                             (REVERSE OF PROXY CARD)

[ X ]    Please mark your votes as this example.

                                                 FOR               WITHHELD
                                            All nominees       For all nominees

1.       Proposal to elect directors            [  ]                 [  ]

         FOR, except withheld from the following nominee(s):

         -----------------------------

         Nominees:         John F. Dee
                           Zola P. Horovitz, Ph.D.
                           Max Link, Ph.D.
                           Mark C. Rogers, M.D.
                           Elliott H. Vernon
                           Michael S. Weiss

                                                      FOR    AGAINST   ABSTAIN

2.       Proposal to approve an                       [  ]    [  ]       [  ]
         amendment of the Company's
         Restated Certificate of
         Incorporation to effect
         a one-for-ten reverse
         stock split.

3.       Proposal, conditioned on approval            [  ]    [  ]       [  ]
         of Vote 2, to amend the 1989 Stock
         Plan (i) to increase the number of
         shares covered by the plan to
         1,500,000 shares (after giving effect
         to the proposed reverse stock split)
         and (ii) to extend the expiration
         date of the plan to July 1, 2007.

4.       Proposal, conditioned on approval            [  ]    [  ]       [  ]
         of Vote 2, to amend the 1994
         Employee Stock Purchase Plan
         to increase the number of
         shares covered by the plan
         to 200,000 shares (after giving
         effect to the proposed reverse
         stock split).

5.       Proposal conditioned on approval             [  ]    [  ]       [  ]
         of Vote 2, to amend the 1994
         Director Stock Option Plan
         to increase the number of
         shares covered by the plan
         to 500,000 shares (after giving
         effect to the proposed reverse
         stock split).

Signature: ___________________________________       Date: _____________________


Signature: ___________________________________       Date: _____________________


NOTE: Please sign exactly as name appears on stock certificate. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.